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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.   20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) December 14, 1999
                                                     (December 10, 1999)

                            KRANZCO REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)

            Maryland                   1-11478              23-2691327
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  (State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)           File Number)        Identification No.)

      128 Fayette Street, Conshohocken, Pennsylvania           19428
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        (Address of Principal Executive Offices)             (Zip Code)

      Registrant's telephone number, including area code (610) 941-9292
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     Kranzco Realty Trust, a Maryland real estate investment trust ("Kranzco"), KRT Trust, a Maryland real estate investment trust and a wholly owned subsidiary of Kranzco ("KRT Trust"), CV Reit, Inc. a Delaware corporation ("CV"), and Kramont Realty Trust, a Maryland real estate investment trust ("Kramont") have entered into an Agreement and Plan of Reorganization and Merger, dated as of December 10, 1999 (the
"Reorganization"). The combined companies will operate under the name of Kramont.

     Prior to the consummation of the Reorganization, Kranzco will reorganize into an UPREIT structure, as a result of which substantially all of the assets of Kranzco will be owned by an operating partnership and all of the outstanding shares of beneficial interest of Kranzco will be converted into an equal number of shares of KRT Trust. CV currently operates as an UPREIT.

     Upon consummation of the Reorganization, each of KRT Trust and CV will merge with and into Kramont and the holders of each share of common stock of CV shall be entitled to receive one common share of beneficial interest of Kramont; the holders of each common share of beneficial interest of Kranzco shall be entitled to receive one common share of beneficial interest of Kramont; and the holders of each preferred share of beneficial interest of Kranzco shall be entitled to receive one preferred share of Kramont having the same rights, preferences and privileges as the preferred share of Kranzco held by it.

     The Reorganization has been approved by the boards of trustees of Kranzco and KRT Trust and the board of directors of CV. Consummation of the Reorganization is subject to the approval of the shareholders of Kranzco, CV and to other specified closing conditions.




Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger and Reorganization, dated as of December 10, 1999, among Kranzco, KRT, CV and Kramont.

          99.1 Press Release.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 14, 1999

                                   KRANZCO REALTY TRUST



                                   By:/s/  Robert H. Dennis
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                                      Name:  Robert H. Dennis
                                      Title: Chief Financial Officer